                               FIRST AMENDMENT TO
                               CREDIT  AGREEMENT

                 This First Amendment to Credit Agreement (this "Amendment") dated effective as of May 21, 1997 is among MARINE DRILLING COMPANIES, INC., a Texas corporation (the "Borrower"), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, the "Banks"), BANKERS TRUST COMPANY, as agent for the Banks (together with its successors and assigns in such capacity, the "Agent") and CHRISTIANIA BANK OG KREDITKASSE, NEW YORK BRANCH, as co-agent for the Banks (together with its successors and assigns in such capacity, the "Co-Agent").

                             PRELIMINARY STATEMENT

                 A. The Borrower and the Bank Group have entered into that certain Credit Agreement dated as of March 7, 1997 (the "Credit Agreement").

                 B. The Borrower and the Bank Group desire to amend the Credit Agreement as set forth herein.

                 NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

                 Section 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

                 Section 2. Amendments. The Credit Agreement is hereby amended as follows:

         a. The second sentence of Section 2.03(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                 "Each such request for a Letter of Credit (a "Letter of Credit Request") made by the Borrower shall be in substantially the form of
         Exhibit 2.03 hereto and shall specify the Business Day on which such Letter of Credit is to be issued, the beneficiary of such Letter of Credit, the amount of such Letter of Credit, the draw conditions applicable thereto and shall provide for an expiry date which is not later than the earlier of (i) three years from the issuance date or
         (ii) December 31, 2000."

         b. Section 5.01(j) of the Credit Agreement is hereby amended in its entirety to read as follows:

                 "On or before the twenty-fifth (25th) day of each calendar month, a report detailing (i) the then current location of each of the offshore drilling rigs and other vessels owned or leased by the Borrower and its Subsidiaries, and the then current term of and parties to any contract of any such vessels and (ii) for the previous calendar month, the average day rates and utilization for each such rig or vessel."

         c. Section 6.10 of the Credit Agreement is hereby amended by deleting the word "and" at the end of subclause (h), replacing the period at the end of subclause (i) with a semicolon, adding the word "and" at the end of subclause (i), and adding the following subclause (j) at the end of Section
6.10:

                 "(j)     the acquisition by the Borrower of 93.7% of the
         capital stock of Deep Sea ASA, a Norwegian corporation ("Deep Sea"), for a price of approximately $1.59/share; and the acquisition by the
         Borrower of all remaining capital stock of Deep Sea for an aggregate price not greater than $4,000,000."

                 Section 3. Ratification. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents and the Liens created under the Security
Documents. All references in the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby and as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time in the future.

                 Section 4. Effectiveness. This Amendment shall become effective upon the execution of this Amendment by all parties hereto. This
Amendment may be executed in separate counterparts, all of which constitute one and the same instrument.

                 Section 5. Representations and Warranties. The Borrower hereby represents and warrants to the Bank Group that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower, (b) each of the Credit
Agreement (as amended hereby) and the other Loan Documents to which it is a party constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms except, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity, (c) the representations and warranties by the Borrower contained in the Credit
Agreement (as amended hereby) and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, unless otherwise limited to an earlier date, (d) no Default or Event of Default exists under the Credit Agreement (as amended hereby) or any of the other Loan Documents.

                 Section 6. Choice of Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                 Section 7.  Final Agreement.  THE CREDIT AGREEMENT (AS AMENDED
HEREBY) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE
PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR
SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS
BETWEEN THE PARTIES.





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
                          IN WITNESS WHEREOF, the parties hereto have caused
         this Amendment to be executed by their respective duly authorized representatives as of the date first above written.

                                        MARINE DRILLING COMPANIES, INC.

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

                                                       By: /s/ WILLIAM H. FLORES
                                                          ---------------------------------------------------------------
                                                            William H. Flores
                                                            Executive Vice President and Chief Financial Officer


                                                       BANKERS TRUST COMPANY,
                                                             as Agent and Bank


                                                       By: /s/ MARY JO JOLLY
                                                          ---------------------------------------------------------------
                                                            Name: Mary Jo Jolly
                                                                 --------------------------------------------------------
                                                            Title: Assistant Vice President
                                                                  -------------------------------------------------------


                                                       CHRISTIANIA BANK OG KREDITKASSE, NEW YORK BRANCH,
                                                            as Co-Agent and Bank


                                                       By: /s/ HANS CHR. KJELSRUD
                                                          ---------------------------------------------------------------
                                                            Name: Hans Chr. Kjelsrud
                                                                 --------------------------------------------------------
                                                            Title: First Vice President
                                                                  -------------------------------------------------------


                                                       By: /s/ JUSTIN F. MCCARTY, III
                                                          ---------------------------------------------------------------
                                                            Name: Justin F. McCarty, III
                                                                 --------------------------------------------------------
                                                            Title: Vice President
                                                                  -------------------------------------------------------



                                                       BANQUE INDOSUEZ S.A.


                                                       By: /s/ HANS-JORGEN WIBSTAD
                                                          ---------------------------------------------------------------
                                                            Name: Hans-Jorgen Wibstad
                                                          ---------------------------------------------------------------
                                                            Title: Vice President
                                                                  -------------------------------------------------------





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
                                        SKANDINAVISKA ENSKILDA BANKEN AB
                                        (PUBL.)


                                                       By:  /s/ MAGNE HAGA
                                                          ---------------------------------------------------------------
                                                            Name:  Magne Haga
                                                                 --------------------------------------------------------
                                                            Title: Managing Director
                                                                  -------------------------------------------------------


                                                       By:  /s/ PER K. FROLICH
                                                          ---------------------------------------------------------------
                                                            Name:  Per K. Frolich
                                                                 --------------------------------------------------------
                                                            Title: Head of Administration
                                                                  -------------------------------------------------------

                                                       NEDERLANDSE
                                                        SCHEEPSHYPOTHEEKBANK N.V.


                                                       By:  /s/ JOHN S. OSBORNE, JR.
                                                          ---------------------------------------------------------------
                                                            Name:  John S. Osborne, Jr.
                                                                 --------------------------------------------------------
                                                            Title: Attorney-In-Fact
                                                                  -------------------------------------------------------

         The foregoing First Amendment to Credit Agreement is hereby acknowledged and agreed to effective as of this 21st day of May, 1997.

                                        MARINE DRILLING MANAGEMENT COMPANY
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


                                                       By:  /s/ WILLIAM H. FLORES
                                                          ---------------------------------------------------------------
                                                            William H. Flores
                                                            President

                                                       MARINE 300 SERIES, INC.


                                                       By:  /s/ WILLIAM H. FLORES
                                                          ---------------------------------------------------------------
                                                            William H. Flores
                                                            President
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